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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K


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                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 8, 2006


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                      AMERICAN MORTGAGE ACCEPTANCE COMPANY
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


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                                  MASSACHUSETTS
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


        0-23972                                         13-6972380
(COMMISSION FILE NUMBER)                    (IRS EMPLOYER IDENTIFICATION NUMBER)


                     625 MADISON AVENUE, NEW YORK, NY 10022
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 317-5700

                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT


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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))


[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))



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



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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
           ---------------------------------------------

On August 8, 2006, American Mortgage Acceptance Company ("AMAC" or the "Company") (AMEX: AMC) released a press release announcing its financial results for the second quarter and six months ended June 30, 2006. A copy of this press release is attached to this Current Report as Exhibit 99.1 and incorporated herein by reference.

The information included in this Current Report, including the information included in Exhibit 99.1 attached hereto, is intended to be furnished pursuant to "Item 2.02. Disclosure of Results of Operations and Financial Condition" and not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended ("Securities Act") or the Exchange Act, or otherwise subject to the liabilities of that Section of Sections 11 and 12 (a) (2) of the Securities Act.

ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a).  Financial Statements
      --------------------

Not Applicable

(b).  Pro Forma Financial Information
      -------------------------------

Not Applicable

(c).  Exhibits
      --------

99.1 Press Release dated August 8, 2006, "American Mortgage Acceptance Company Reports Second Quarter Financial Results For 2006".

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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            American Mortgage Acceptance Company
                                            (Registrant)

                                            BY: /s/ Jeff T. Blau
                                                ----------------
                                                Jeff T. Blau
                                                Chief Executive Officer


August 8, 2006

AT THE COMPANY
--------------
Brenda Abuaf, Corporate Communications
(800) 831-4826


                      AMERICAN MORTGAGE ACCEPTANCE COMPANY
                REPORTS SECOND QUARTER FINANCIAL RESULTS FOR 2006



NEW YORK, NY - AUGUST 8, 2006 - American Mortgage Acceptance Company ("AMAC" or the "Company") (AMEX: AMC) today announced financial results for its second quarter and six months ended June 30, 2006.

"AMAC had a very successful second quarter," said Marc D. Schnitzer, President of AMAC. "The balance sheet lending program that we launched at the beginning of 2006 has been well received, and as a result, our loan originations for the first six months of the year totaled $151.7 million, representing a 135.0% increase over our origination activity for the first six months of 2005. We have continued to diversify our lending programs to include other asset classes beyond our historical focus on multifamily, and approximately $43.5 million of the loans that we originated in the first six months of 2006 were for office and retail properties. We are very optimistic that AMAC will continue to execute its business plan and meet its goals for the year."

FINANCIAL HIGHLIGHTS

AMAC reported total revenues of approximately $9.6 million for the three months ended June 30, 2006, representing an increase of 22.0% as compared to revenues of approximately $7.9 million for the three months ended June 30, 2005. AMAC's total revenues for the six months ended June 30, 2006 were approximately $17.7 million, representing an increase of approximately 21.2% as compared to revenues of approximately $14.6 million for the six months ended June 30, 2005.

The table below summarizes AMAC's net income and Funds from Operations ("FFO") for the three and six months ended June 30, 2006 and 2005. AMAC's financial results for the three and six months ended June 30, 2006 include a significant amount of income recognized from the change in the fair value of derivative instruments and certain associated costs. Therefore, the Company is reporting net income and FFO both excluding ("adjusted") and including these changes and costs.


                                            THREE MONTHS ENDED JUNE 30,            SIX MONTHS ENDED JUNE 30,
                                        -----------------------------------  -----------------------------------
(In thousands, except per share data)      2006         2005      % CHANGE      2006         2005      % CHANGE
                                        ---------    ---------    ---------  ---------    ---------    ---------
Net Income                              $   5,215    $   3,069      69.9%    $   7,384    $   5,896      25.2%
Adjusted Net Income                     $   3,393    $   3,069      10.6%    $   5,420    $   5,896      (8.1%)
Funds from Operations*                  $   5,665    $   3,405      66.4%    $   8,284    $   6,598      25.6%
Adjusted Funds from Operations*         $   3,843    $   3,405      12.9%    $   6,320    $   6,598      (4.2%)

Per Share Data (diluted):
  Net Income                            $    0.63    $    0.37      70.3%    $    0.89    $    0.71      25.4%
  Adjusted Net Income                   $    0.41    $    0.37      10.8%    $    0.65    $    0.71      (8.5%)
  Funds from Operations*                $    0.68    $    0.41      65.9%    $    1.00    $    0.79      26.6%
  Adjusted Funds from Operations*       $    0.46    $    0.41      12.2%    $    0.76    $    0.79      (3.8%)


* See footnote (1) to the Selected Financial Data for a discussion of Funds from Operations.

AMAC's present quarterly dividend on an annualized basis is $1.60 per share, representing an approximate 10.3% yield on the $15.49 per share closing price on August 7, 2006.

INVESTMENT ACTIVITY

As previously announced in March of this year, we formed AMAC CDO Funding I ("AMAC CDO") for the purpose of managing our first planned Collateralized Debt Obligation ("CDO") securitization. In the second quarter of 2006, AMAC originated ten first mortgage loans and subordinated notes, totaling approximately $151.7 million for the CDO securitization. These investments included first mortgage and mezzanine loans secured by multifamily, office and anchored retail properties.

MANAGEMENT CONFERENCE CALL

Management will conduct a conference call today to review the Company's second quarter financial results for the period ended June 30, 2006. The conference call is scheduled for 11:00 a.m. Eastern Time. Callers will be invited to ask questions. Investors, brokers, analysts, and shareholders wishing to participate should call (800) 946-0713. A webcast of the presentation will be available live and can be accessed through the Company's website, http://www.americanmortgageco.com. To listen to the presentation via webcast, please go to the website's "Investor Relations" section at least 15 minutes prior to the start of the presentation. For interested individuals unable to join the conference call, a replay of the call will be available through Saturday, August 12, 2006 at (888) 203-1112 (Passcode 4068717) or on our website, http://www.americanmortgageco.com, through Tuesday, September 5, 2006.

SUPPLEMENTAL FINANCIAL INFORMATION

For  more  detailed  financial  information,   please  access  the  Supplemental
Financial Package, which is available in the Investor Relations section of the AMAC website at www.americanmortgageco.com.

ABOUT THE COMPANY

AMAC is a real estate investment trust that specializes in multifamily and commercial real estate finance. AMAC originates and acquires first mortgage, mezzanine and bridge loans secured by properties throughout the United States. For more information, please visit our website at http://www.americanmortgageco.com or contact the Investor Relations Department directly at (800) 831-4826.

              AMERICAN MORTGAGE ACCEPTANCE COMPANY AND SUBSIDIARIES
                             SELECTED FINANCIAL DATA
                    (In thousands, except per share amounts)


                                                                    ===========  ===========
                                                                      June 30,   December 31,
                                                                       2006         2005
                                                                    -----------  -----------
                                                                    (Unaudited)
Financial Position

Total assets                                                          $517,150    $400,723
                                                                      ========    ========

Repurchase facilities payable                                         $184,253    $209,101
                                                                      ========    ========

Warehouse facility payable                                            $     --    $  4,070
                                                                      ========    ========

CDO repurchase facility                                               $127,644    $     --
                                                                      ========    ========

Line of credit - related party                                        $ 27,042    $     --
                                                                      ========    ========

Mortgages payable on real estate owned                                $ 40,220    $ 40,487
                                                                      ========    ========

Preferred shares of subsidiary (subject to mandatory repurchase) $      25,000    $ 25,000
                                                                      ========    ========

Total liabilities                                                     $411,985    $286,540
                                                                      ========    ========

Total shareholders' equity                                            $105,165    $114,183
                                                                      ========    ========


                                       Three Months Ended     Six Months Ended
                                             June 30,              June 30,
                                       ----------------------------------------
                                         2006       2005       2006       2005
                                       ----------------------------------------
                                                      (Unaudited)
Operations

Total revenues                         $ 9,587    $ 7,860    $17,651    $14,563
                                       =======    =======    =======    =======

Net income                             $ 5,215    $ 3,069    $ 7,384    $ 5,896
                                       =======    =======    =======    =======

Adjusted net income (1)                $ 3,393    $ 3,069    $ 5,420    $ 5,896
                                       =======    =======    =======    =======

Net income per share
  (basic and diluted)                  $  0.63    $  0.37    $  0.89    $  0.71
                                       =======    =======    =======    =======

Adjusted net income per share
  (basic and diluted) (1)              $  0.41    $  0.37    $  0.65    $  0.71
                                       =======    =======    =======    =======

Weighted average shares outstanding
  Basic                                  8,304      8,311      8,304      8,324
                                       =======    =======    =======    =======
  Diluted                                8,304      8,311      8,305      8,327
                                       =======    =======    =======    =======


(1) Excludes change in fair value of derivative instruments and certain associated costs.

              AMERICAN MORTGAGE ACCEPTANCE COMPANY AND SUBSIDIARIES
                             SELECTED FINANCIAL DATA
                    (In thousands, except per share amounts)


Funds from Operations ("FFO")(1), as calculated in accordance with the National Association of Real Estate Investment Trusts ("NAREIT") definition, for the three and six months ended June 30, 2006 and 2005, is summarized in the following table:

                                           Three Months Ended               Six Months Ended
                                                June 30,                        June 30,
                                        ------------------------------------------------------
                                           2006          2005               2006        2005
                                        ------------------------------------------------------
Net Income                              $   5,215     $   3,069          $   7,384   $   5,896

Depreciation of real property                 450           336                900         702
                                        ---------     ---------          ---------   ---------

FFO                                     $   5,665     $   3,405          $   8,284   $   6,598
                                        =========     =========          =========   =========

Adjusted FFO (2)                        $   3,843     $   3,405          $   6,320   $   6,598
                                        =========     =========          =========   =========

Cash flows from operating activities    $   3,578     $   2,843          $   5,232   $   6,575
                                        =========     =========          =========   =========
Cash flows from investing activities    $(130,507)    $ (23,261)         $(130,274)  $ (56,709)
                                        =========     =========          =========   =========
Cash flows from financing activities    $ 129,943     $  19,139          $ 117,520   $  56,309
                                        =========     =========          =========   =========

FFO per share (basic and diluted)       $    0.68     $    0.41          $    1.00   $    0.79
                                        =========     =========          =========   =========
Adjusted FFO per share
  (basic and diluted) (2)               $    0.46     $    0.41          $    0.76   $    0.79
                                        =========     =========          =========   =========

Weighted average shares outstanding
  Basic                                     8,304         8,311              8,304       8,324
                                        =========     =========          =========   =========
  Diluted                                   8,304         8,311              8,305       8,327
                                        =========     =========          =========   =========


(1) FFO represents net income or loss (computed in accordance with generally accepted accounting principles ("GAAP")), excluding gains (or losses) from sales of property, excluding depreciation and amortization related to real property and including funds from operations for unconsolidated joint ventures calculated on the same basis. AMAC calculates FFO in accordance with the NAREIT definition. FFO does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of cash available to fund cash needs. FFO should not be considered as an alternative to net income as an indicator of the Company's operating performance or as an alternative to cash flows as a measure of liquidity. Management considers FFO a supplemental measure of operating performance, and, along with cash flows from operating activities, financing activities, and investing activities, it provides investors with an indication of the ability of the Company to incur and service debt, to make capital expenditures, and to fund other cash needs. Since not all companies calculate FFO in a similar fashion, our calculation presented above may not be comparable to similarly titled measures reported by other companies.

(2) Excludes change in fair value of derivative instruments and certain associated costs.

                                       ###

CERTAIN STATEMENTS IN THIS DOCUMENT MAY CONSTITUTE FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THESE STATEMENTS ARE BASED ON MANAGEMENT'S CURRENT EXPECTATIONS AND BELIEFS AND ARE SUBJECT TO A NUMBER OF FACTORS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE DESCRIBED IN THE FORWARD-LOOKING STATEMENTS. THESE RISKS AND UNCERTAINTIES ARE DETAILED IN AMAC'S MOST RECENT ANNUAL REPORT ON FORM 10-K AND IN ITS OTHER FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION AND INCLUDE, AMONG OTHERS, RISKS OF INVESTING IN UNINSURED AND NON-INVESTMENT GRADE MORTGAGE ASSETS AND SUBORDINATED COMMERCIAL MORTGAGE-BACKED SECURITIES ("CMBS"); COMPETITION IN ACQUIRING DESIRABLE INVESTMENTS; INTEREST RATE FLUCTUATIONS; RISKS ASSOCIATED WITH HEDGING TRANSACTIONS, WHICH CAN LIMIT GAINS AND INCREASE EXPOSURE TO LOSS; RISKS ASSOCIATED WITH INVESTMENTS IN REAL ESTATE GENERALLY AND THE PROPERTIES WHICH SECURE MANY OF OUR INVESTMENTS; GENERAL ECONOMIC CONDITIONS, PARTICULARLY AS THEY AFFECT THE VALUE OF OUR ASSETS AND THE CREDIT STATUS OF OUR BORROWERS; DEPENDENCE ON OUR EXTERNAL ADVISOR FOR ALL SERVICES NECESSARY FOR OUR OPERATIONS; CONFLICTS WHICH MAY ARISE AMONG US AND OTHER ENTITIES AFFILIATED WITH OUR ADVISOR WHICH HAVE SIMILAR INVESTMENT POLICIES TO OURS; RISKS ASSOCIATED WITH THE REPURCHASE AGREEMENTS WE UTILIZE TO FINANCE OUR INVESTMENTS AND THE AVAILABILITY OF FINANCING GENERALLY; AND RISKS ASSOCIATED WITH OUR CONTEMPLATED CDO TRANSACTIONS, WHICH INCLUDE, BUT ARE NOT LIMITED TO, THE INABILITY TO ACQUIRE ELIGIBLE INVESTMENTS FOR A CDO ISSUANCE AND THE INABILITY TO FIND SUITABLE REPLACEMENT INVESTMENTS IN COLLATERALIZED DEBT OBLIGATIONS WITH REINVESTMENT PERIODS. . SUCH FORWARD-LOOKING STATEMENTS SPEAK ONLY AS OF THE DATE OF THIS DOCUMENT. AMAC EXPRESSLY DISCLAIMS ANY OBLIGATION OR UNDERTAKING TO RELEASE PUBLICLY ANY UPDATES OR REVISIONS TO ANY FORWARD-LOOKING STATEMENTS CONTAINED HEREIN TO REFLECT ANY CHANGE IN AMAC'S EXPECTATIONS WITH REGARD THERETO OR CHANGE IN EVENTS, CONDITIONS, OR CIRCUMSTANCES ON WHICH ANY SUCH STATEMENT IS BASED.

                                       ###